CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (Parenthetical) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Currency translation adjustments, tax	$ 0	$ 0	$ 0
Change in unrealized loss from available-for-sale securities, tax	0	0	0
Reclassification adjustment for net loss included in net income, tax	$ 0	$ 0	$ 0